                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 22, 2001

                         MICROCIDE PHARMACEUTICALS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
         DELAWARE                          0-28006               94-3186021
(STATE OR OTHER JURISDICTION OF     (COMMISSION FILE NO.)     (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)
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                          -----------------------------

                                850 MAUDE AVENUE
                             MOUNTAIN VIEW, CA 94043
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

                                 (650) 428-1550
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5. OTHER EVENTS

     On March 22, 2001, the Registrant publicly disseminated a press release announcing that the Registrant's President and Chief Executive Officer will step down as President and CEO upon the hiring of a successor and will continue to serve as a member of the Board of Directors.

     The foregoing description is qualified in its entirety by reference to the Registrant's Press Release dated March 22, 2001, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits.

          99.1 Registrant's Press Release dated March 22, 2001.






                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        MICROCIDE PHARMACEUTICALS, INC.

                                        By: /s/ DONALD D. HUFFMAN
                                           -------------------------------------
                                           Donald D. Huffman
                                           VICE PRESIDENT - FINANCE AND
                                           CORPORATE DEVELOPMENT AND CHIEF
                                           FINANCIAL OFFICER
                                           (principal financial officer)


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                                 EXHIBIT INDEX
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
Exhibit
Number              Description
-------             -----------
 99.1               Registrant's Press Release dated March 22, 2001.
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